UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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SurModics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SURMODICS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of SurModics, Inc. will be held on January 30, 2006, at 4:00 p.m. (Minneapolis time), at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, for the following purposes:

1.	To set the number of directors at nine (9).

2.	To elect Class I directors.

3.	To approve the Company’s Amended and Restated 2003 Equity Incentive Plan.

4.	To consider and act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Only shareholders of record at the close of business on December 9, 2005 are entitled to notice of and to vote at the meeting or any adjournment thereof.

Your vote is important. We ask that you complete, sign, date and return the enclosed Proxy in the envelope provided for your convenience. The prompt return of Proxies will save the Company the expense of further requests for Proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Dale R. Olseth
Executive Chairman

Eden Prairie, Minnesota
December 16, 2005

SURMODICS, INC.

Annual Meeting of Shareholders
January 30, 2006

PROXY STATEMENT

INTRODUCTION

Your Proxy is solicited by the Board of Directors of SurModics, Inc. (“the Company”) for use at the Annual Meeting of Shareholders to be held on January 30, 2006, at the location and for the purposes set forth in the notice of meeting, and at any adjournment or postponement thereof.

The cost of soliciting Proxies, including the preparation, assembly and mailing of the Proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit Proxies personally or by telephone.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company, by filing a new written Proxy with an officer of the Company or by voting at the meeting. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting. Proxies not revoked will be voted in accordance with the choices specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies that are signed but which lack any such specification will, subject to the following, be voted in favor of the proposal set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” Proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the principal executive office of the Company is 9924 West 74th Street, Eden Prairie, Minnesota 55344. The Company expects that this Proxy Statement, the related Proxy and notice of meeting will first be mailed to shareholders on or about December 16, 2005.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed December 9, 2005, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 9, 2005, 18,545,836 shares of the Company’s Common Stock were issued and outstanding. Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS

The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of December 9, 2005. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class (1)
Dale R. Olseth 9924 West 74th Street Eden Prairie, MN 55344	1,384,280	(2)	7.4%

David A. Koch 9924 West 74th Street Eden Prairie, MN 55344	1,020,495	(3)	5.5%

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 9, 2005, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group of which such individual is a member.

(2)	Includes 5,000 shares held by Mr. Olseth’s wife, 68,280 shares that may be acquired upon exercise of stock options which are exercisable as of December 9, 2005 or within 60 days of such date.

(3)	Includes 16,200 shares which may be acquired by Mr. Koch upon exercise of stock options that are exercisable as of December 9, 2005 or within 60 days of such date, 62,000 shares held by the Greycoach Foundation, over which Mr. Koch has shared voting and investment power, and 172,000 shares held by a Trust for the benefit of Mr. Koch’s wife and children, over which Mr. Koch has shared voting and investment power.

MANAGEMENT SHAREHOLDINGS

The following table sets forth the number of shares of Common Stock beneficially owned as of December 9, 2005, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named executive officers) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner or Identity of Group	Current Holdings		Acquirable within 60 days	Aggregate Number of Common Shares Beneficially Owned	Percent of class (1)
Dale R. Olseth	1,316,000	(2)	68,280	1,384,280	7.4%
David A. Koch	1,004,295	(3)	16,200	1,020,495	5.5%
Kendrick B. Melrose	263,974		16,200	280,174	1.5%
Bruce J Barclay	41,182		35,000	76,182	*
Lise W. Duran, Ph.D.	30,734		41,528	72,262	*
John A. Meslow	28,000		17,800	45,800	*
Kenneth H. Keller, Ph.D.	10,800		33,200	44,000	*
Steven J. Keough	11,129		24,600	35,729	*
Philip D. Ankeny	11,415		22,000	33,415	*
Gerald B. Fischer	10,950		8,600	19,550	*
David S. Wood	7,000		7,000	14,000	*
José H. Bedoya	—		8,400	8,400	*
John W. Benson	3,600		4,600	8,200	*
All executive officers and directors as a group (19 persons)	2,810,599		380,448	3,191,047	16.9%

*	Less than 1%

(1)	See footnote (1) to preceding table.

(2)	See footnote (2) to preceding table.

(3)	See footnote (3) to preceding table.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

The Bylaws of the Company provide that the number of directors, which shall not be less than three, shall be determined by the shareholders. The Company’s Nominating Committee and Board of Directors have recommended that the number of directors continue to be set at nine (9). The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class I will be elected at the Annual Meeting. The Class I directors will be elected to a three-year term and, therefore, will hold office until the Company’s 2009 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The terms of Class II and III directors continue until 2007 and 2008, respectively.

The Nominating Committee recommended and the Board of Directors selected Bruce J Barclay, José H. Bedoya, and John A. Meslow as the Board’s nominees for re-election as Class I directors. Each Proxy will be voted for each of such nominees unless the Proxy withholds a vote for one or more nominees. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee as is recommended or selected by the Nominating Committee and the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve. Under applicable Minnesota law, approval of the proposal to set the number of directors at nine (9) requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by Proxy at the Annual Meeting with authority to vote on such matter, but not less than the affirmative vote of 4,636,460 shares, and the election of each Class I director requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The following information is provided with respect to each director nominee as well as each director whose term continues after the Annual Meeting:

Name	Age	Position with Company
Dale R. Olseth	75	Executive Chairman
Bruce J Barclay	49	President and Chief Executive Officer
John W. Benson (1)(4)	61	Director
José H. Bedoya (1)(4)	49	Director
Gerald B. Fischer (2)(3)(4)	62	Director
Kenneth H. Keller, Ph.D. (1)(2)(4)	71	Director
David A. Koch (1)(2)(4)	75	Director
Kendrick B. Melrose	65	Director
John A. Meslow (1)(4)	66	Director

(1)	Member of the Organization and Compensation Committee, for which Mr. Meslow is the Chairman.

(2)	Member of the Audit Committee, for which Mr. Fischer is the Chairman.

(3)	The Board of Directors has determined that Mr. Gerald B. Fischer qualifies as an “audit committee financial expert” under federal securities laws.

(4)	Member of the Nominating Committee, for which Mr. Keller is the Chairman.

Dale R. Olseth (Class III) joined the Company in 1986 as its President, Chief Executive Officer and a director of the Company. Mr. Olseth served as the Company’s President and Chief Executive Officer until July 2005. Mr. Olseth continues to serve as the Company’s Executive Chairman. Mr. Olseth has been Chairman since 1988. Mr. Olseth also serves on the Board of Directors of The Toro Company and the boards of Otologics LLC and the University of Minnesota Foundation. He served as Chairman, President and Chief Executive Officer of Medtronic, Inc. from 1976 to 1986. From 1971 to 1976, Mr. Olseth served as President and Chief Executive Officer of Tonka Corporation. Mr. Olseth received a B.B.A. degree from the University of Minnesota in 1952 and an M.B.A. degree from Dartmouth College in 1956.

Bruce J Barclay (Class I) joined the Company as its President and Chief Operating Officer in December 2003. He became a director of the Company in July 2004 and Chief Executive Officer of the Company in July 2005. Mr. Barclay has more than 25 years of experience in the health care industry. Prior to joining SurModics, he served as President and Chief Executive Officer of Vascular Architects, Inc., a medical device company that develops, manufactures and sells products to treat peripheral vascular disease, from 2000 to 2003. Prior to Vascular Architects, he served at Guidant Corporation, most recently as an officer and Senior Vice President from 1998 to 2000. Previously, he was a Vice President of Guidant’s Interventional Cardiology division with responsibility for the law division, a new therapies technical development team and business development, charged with the acquisition of new products and technologies for the division. Mr. Barclay also has considerable experience in the pharmaceutical area serving in several positions at Eli Lilly and Company. Mr. Barclay also serves on the Board of Directors of Cardiac Science, Inc., which develops, manufactures and markets diagnostic and therapeutic cardiology products and services. Mr. Barclay received a B.S. in chemistry and a B.A. in biology from Purdue University in 1980 and a J.D. from the Indiana University School of Law in 1984. He is also a registered patent attorney.

John W. Benson (Class II) has been a director since May 22, 2003. Mr. Benson retired from 3M Company in February 2003 where he served in various capacities for 35 years. Prior to his retirement, he served as Executive Vice President, Health Care Markets. Mr. Benson currently serves on the Board of Regents at St. Olaf College.

José H. Bedoya (Class I) has been a director of the Company since 2002. Mr. Bedoya is President of Otologics LLC, a Colorado-based technology company he founded in 1996 to develop implantable devices to assist the severely hearing-impaired. From 1986 to 1996, Mr. Bedoya held a number of positions at Storz Instrument Company, then a division of American Cyanamid and later a division of American Home Products, including

Director of Operations, Director of Research and Director of Commercial Development. Prior to that, he served as Vice President of Research and Development for Bausch & Lomb’s surgical division.

Gerald B. Fischer (Class II) has been a director of the Company since 2002. He is President and Chief Executive Officer of the University of Minnesota Foundation, a position he has held since 1990. From 1985 to 1989, Mr. Fischer was with First Bank System, now U.S. Bancorp, serving as Executive Vice President, Chief Financial Officer and Treasurer. Previous to that he spent 18 years in various finance positions at Ford Motor Company and its affiliates.

Kenneth H. Keller, Ph.D. (Class III) has been a director of the Company since 1997. He has served as Professor of Science and Technology Policy in the Hubert H. Humphrey Institute of Public Affairs at the University of Minnesota since 1996. Dr. Keller joined the Chemical Engineering and Materials Science faculty of the University of Minnesota in 1964, and through the years assumed increasing administrative responsibilities, including serving as the President of the University from 1985 to 1988. Dr. Keller was a Senior Fellow at the Council on Foreign Relations from 1989 to 1997.

David A. Koch (Class III) has been a director of the Company since 1988. He has served as the Chairman Emeritus of Graco Inc. since May 2001, as its Chairman from 1985 to 2001, as its Chief Executive Officer from 1985 to 1996 and as its President and Chief Executive Officer from 1962 to 1985. He has served as Chairman of SoftPac Industries Inc. since 2000.

Kendrick B. Melrose (Class II) has been a director of the Company since 1988. He currently serves as Executive Chairman of The Toro Company. From 1987 until March, 2005 he served as its Chairman and Chief Executive, its Chief Executive Officer from 1983 to 1987 and as its President from 1981 to 1983.

John A. Meslow (Class I) has been a director of the Company since 2000. He served as Senior Vice President and President — Neurological Business of Medtronic, Inc. from 1985 until his retirement in 2000.

CORPORATE GOVERNANCE

The Company’s business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that the Company follows are summarized below.

Code of Ethics and Business Conduct

We have adopted the SurModics Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to our directors, officers and employees. The Code of Conduct is publicly available on our website at www.surmodics.com. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K.

Majority of Independent Directors; Committees of Independent Directors

Our Board of Directors has determined that Messrs. Benson, Bedoya, Fischer, Keller, Koch and Meslow, constituting a majority the Board of Directors, are independent directors in accordance with rules of the NASD since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Olseth and Barclay are precluded from being considered independent by NASD rules since they currently serve as executive officers of the Company. Mr. Melrose is also precluded from being considered independent by NASD rules since he serves as an executive officer of an entity at which one of the Company’s executive officers served as a member of the compensation committee within the past three years.

Each member of the Company’s Audit Committee, Organization and Compensation Committee and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASD rules.

Committee and Board Meetings

The Company’s Board of Directors has three standing committees—the Audit Committee, the Organization and Compensation Committee and the Nominating Committee. During fiscal 2005, the Board of Directors held 7 formal meetings and the standing committees had the number of formal meeting noted below. Each incumbent director attended 75% or more of the total number of meetings of the Board and of Committee(s) of which he was a member in fiscal year 2005.

Audit Committee

The Audit Committee is responsible for reviewing the Company’s internal control procedures and the quarterly and annual financial statements of the Company, and reviewing with the Company’s independent public accountants the results of the annual audit. The Audit Committee held four formal meetings during fiscal 2005.

Organization and Compensation Committee

The Organization and Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers, key employees and directors of the Company and organizational planning and changes at the executive level. The Organization and Compensation Committee held four formal meetings during fiscal 2005.

Nominating Committee; Procedures and Policy

The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. The Nominating Committee held one formal meeting during fiscal year 2005. The Nominating Committee’s nominating policy provides for the consideration of candidates recommended by shareholders, directors, third parties, search firms and others. In evaluating director nominees, the Nominating Committee considers the following factors and qualifications:

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below. Notice of a recommendation must include:

with respect to the shareholder:

—	name, address, the class and number of shares such shareholder owns;

with respect to the nominee:

—	name, age, business address, residence address,

—	current principal occupation,

—	five year employment history with employer names and a description of the employer’s business,

—	the number of shares beneficially owned by the nominee,

—	whether such nominee can read and understand basic financial statements, and

—	Board membership, if any.

The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee. Such recommendation must be submitted to the Secretary of the Company no later than 120 days prior to the mailing of the proxy statement for the next Annual Meeting of Shareholders.

The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than four Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

Procedures for Shareholder Communications to Directors

Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Corporate Secretary
Attention: Board of Directors
SurModics, Inc.
9924 West 74th Street
Eden Prairie, MN 55344-3523

Director Attendance Policy

Directors’ attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company. Accordingly, all directors are expected and encouraged to attend annual meetings of shareholders. All of the Company’s directors attended the last annual meeting of shareholders, which was held in January 2005.

Directors Fees

Each director who is not an employee of the Company receives $10,000 as an annual retainer and $1,000 for each Board meeting attended. Further, each committee member receives $500 for each committee meeting attended and each committee chair receives $2,000 as an annual retainer fee. Each non-employee director is granted an option under the 2003 Equity Incentive Plan to purchase 10,000 shares of Company Common Stock upon his or her first election to the Board of Directors, and each non-employee directors is granted annually an option under such Plan to purchase 5,000 shares of Company Common Stock.

The non-employee directors currently hold nonqualified stock options to purchase an aggregate of 171,400 shares of Common Stock. All such options have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and expire ten years after the date of grant. Such options are exercisable as to 20% commencing on the date of grant and become exercisable for an additional 20% on each of the next four anniversaries of the date of grant. In addition, all directors are reimbursed for their travel-related expenses incurred in attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Organization and Compensation Committee Report on Executive Compensation

Compensation Committee Interlocks and Insider Participation

The Organization and Compensation Committee (“Committee”) of the Board of Directors of the Company is currently composed of five of the Company’s outside directors. None of the members of the Committee is an employee or executive officer of the Company. Dale R. Olseth, the Company’s Executive Chairman, served until March 2003 as a member of the compensation committee of The Toro Company. Kendrick B. Melrose, who was a member of the Company’s Organization and Compensation Committee until May 2003, serves as the Executive Chairman of The Toro Company.

Compensation Philosophy

The Committee’s executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by aligning the financial interests of executive officers and employees with those of shareholders. The executive compensation program is viewed in total considering all of the component parts: base salary, annual performance incentives, benefits and long-term incentive opportunities in the form of stock options, restricted stock grants, restricted stock units, performance awards and stock ownership. The Committee’s position is that stock ownership by executive officers and employees is beneficial in aligning management’s and shareholders’ interests in the enhancement of shareholder value.

Base Salary

Base salaries for executive officers of the Company are reviewed by the Committee. The Committee assesses the executive officer’s level of responsibility, experience, individual performance, and accountabilities relative to other Company executive officers and external market practices. The Company’s annual base salaries for its executive officers are generally conservative when compared to base salaries offered by comparable companies. However, the Committee believes that executive officers’ base salaries, when combined with incentive plans based on the Company’s financial performance, are generally competitive with compensation levels at comparable companies. The Company’s pay-for-performance philosophy places a substantial portion of executive officers’ total compensation “at risk” while providing compensation opportunities which are comparable to the market levels.

Incentives

The Company may grant some executive officers long-term awards, including restricted stock units, performance awards, stock options, and restricted stock. The purposes of the awards are to:

(i)    focus executives on the achievement of performance objectives that enhance shareholder value;

(ii)    emphasize the importance of balancing present business needs and long-term goals critical to the future success of the Company; and

(iii)    attract and retain executive officers of superior ability.

Annual Incentive Plan.  The Company has annually established a cash bonus plan that enables the Company’s employees, including its executive officers, to earn a bonus, calculated as a percentage of their annual base salary, based on the achievement of certain financial and operational goals by the Company. The actual percentage award for all employees is determined based on the achievement of certain revenue and operating income goals for the fiscal year, and at times the particular year’s plan has contained higher threshold financial goals for executive officers. The maximum bonus under the FY 2005 Bonus Plan was 26.67% of the officer’s base salary.

2003 Equity Incentive Plan.  Under the Company’s current 2003 Equity Incentive Plan, 2,400,000 shares of Common Stock were reserved for issuance to executive officers, directors, consultants and employees. Options granted under the plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code or “nonqualified” stock options that do not qualify for special tax treatment under Section 422 of the Internal Revenue Code. The options are granted at 100% of the fair market value of the Common Stock on the date of grant. Options typically expire seven to ten years from the date of grant or upon termination of employment, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing one year after the date of grant. The 2003 Plan also allows the grant of stock awards, with or without forfeiture restrictions. As of September 30, 2005 there were approximately 1,529,935 shares of Common Stock to be issued upon the exercise of outstanding options and 1,216,450 available for grant under the 2003 Plan. The Amended and Restated 2003 Equity Incentive Plan (see Proposal #3) will, if approved by the shareholders, allow for the granting of additional types of awards in addition to options and restricted stock awards.

Shareholders approved the 2003 Equity Incentive Plan at the 2003 Annual Meeting of Shareholders and an amendment to the Plan at the 2005 Annual Meeting to increase the cumulative reserve under the Plan to 2,400,000 shares. Following the original approval of the 2003 Plan, no further options or stock awards were or will be granted from the 1997 Incentive Stock Option Plan, the Nonqualified Stock Option Plan, or the Restricted Stock Plan described below.

1997 Incentive Stock Option Plan.  Under the Company’s 1997 Incentive Stock Option Plan, 1,200,000 shares of Common Stock were reserved for issuance to executive officers and employees. The 1997 Plan requires that the option price per share must be at least 100% of the fair market value of the Common Stock on the date of the option grant. Options typically expire seven years from the date of grant or upon termination of employment, and are exercisable at a rate of 20% per year commencing one year after the date of grant. There are approximately 379,475 shares of Common Stock to be issued upon the exercise of outstanding options, but no further options will be granted from the 1997 Incentive Stock Option Plan.

Nonqualified Stock Option Plan.  Under the Company’s Nonqualified Stock Option Plan, 1,944,480 shares of Common Stock were reserved for issuance to outside directors, executive officers and employees. The options are granted at 100% of the fair market value. Options expire seven to ten years from the date of grant, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing two years after the date of grant. There are approximately 79,400 shares of Common Stock to be issued upon the exercise of outstanding options, but no further options will be granted from the Nonqualified Stock Option Plan.

Restricted Stock Plan.  Under the Company’s Restricted Stock Plan, 200,000 shares of Common Stock were reserved for issuance to executive officers and key employees. Under the Restricted Stock Plan, grants of restricted stock vest in full five years from the date of grant. No further stock awards will be granted from the Restricted Stock Plan.

General

The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company also maintains a 401(k) savings plan in which all qualified employees, including the executive officers, may participate. The Company provides matching contributions to the savings plan for all participating employees, allowing such employees to earn up to an additional 3% of their annual base salary. In addition, the Company maintains a Stock Purchase Plan that permits qualified employees, including executive officers, to purchase stock of the Company at favorable prices. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2005.

Chief Executive Officer Compensation

Dale R. Olseth served as the Company’s Chief Executive Officer until July 2005 and now serves as it Executive Chairman. Bruce J Barclay became Chief Executive officer in July 2005. Messrs. Olseth and Barclay’s annual base salary and eligibility for annual incentives, set forth in the following tables, were determined in accordance with the policies described above as applicable to all executive officers.

Other

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly-held corporation to $1 million per executive per year. However, performance-based compensation is excluded from this limit if certain Section 162(m) conditions are met. Although, in fiscal 2005, the Company did not pay “compensation” within the meaning of Section 162(m) to any of such executive officers in excess of $1 million, the Company has amended and restated its 2003 Equity Incentive Plan to provide for flexibility in granting performance-based awards that will be excluded from the Section 162(m) deductibility cap and to otherwise provide features to awards so as to help avoid having Section 162(m) compensation paid to such executive officers as will exceed the $1 million deductibility.

Members of the Committee:
John A. Meslow, Chairman
José H. Bedoya
John W. Benson
Kenneth H. Keller, Ph.D.
David A. Koch

Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the Company’s last three fiscal years to the Chief Executive Officers and each of the four most highly compensated executive officers of the Company (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for fiscal 2005.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)		Restricted Stock Award(s) ($) (2)	Securities Underlying Options (# of shares)	All Other Compensation (3)
Bruce J Barclay,	2005	$269,564	$65,000		$747,250	75,000	$7,993
President and Chief	2004	$189,301	$0		$315,000	50,000	$149,643
Executive Officer	2003	$0	$0		$0	0	$0

Dale R. Olseth,	2005	$213,217	$43,875		$0	50,000	$4,263
Executive Chairman	2004	$192,612	$0		$0	25,000	$3,954
	2003	$182,539	$57,600		$0	20,000	$3,618

Steven J. Keough,	2005	$194,030	$0	(4)	$149,450	59,000	$4,257
Vice President and Chief	2004	$139,389	$0	(4)	$106,800	35,000	$0
Intellectual Property Counsel	2003	$0	$0		$0	0	$0

David S. Wood,	2005	$187,435	$46,529		$209,230	35,000	$24,603
Vice President and General	2004	$0	$0		$0	0	$0
Manager, Drug Delivery	2003	$0	$0		$0	0	$0

Philip D. Ankeny,	2005	$168,535	$42,562		$298,900	60,000	$5,056
Chief Financial Officer and Vice	2004	$149,004	$0		$0	15,000	$4,470
President, Business Development	2003	$54,940	$17,439		$0	10,000	$980

Lise W. Duran, Ph.D.,	2005	$132,431	$29,920		$0	25,000	$3,973
Vice President and General	2004	$121,659	$0		$0	5,000	$3,650
Manager, Regenerative	2003	$114,671	$36,342		$0	8,000	$3,440
Technologies

(1)	Represents amounts earned in 2005 and 2003 under a bonus plan for the Company’s officers enabling them to receive a payout of up to 26.67% and 32%, respectively, of their base salary. The amount of the bonus is determined based on the achievement of certain revenue and profit goals for the year. The Company did not achieve the goals set for officers for the 2004 plan, and therefore no officer received a bonus in 2004 under the plan.

(2)	Represents the dollar value of the restricted stock award calculated by multiplying the number of shares awarded by the closing market price on the date of the grant. In 2005, Mr. Barclay was awarded 25,000 shares, Mr. Keough 5,000 shares, Mr. Wood 7,000 shares, and Mr. Ankeny 10,000 shares. In 2004, Mr. Barclay’s award was for 15,000 shares and Mr. Keough’s award was for 5,000 shares. All 2005 and 2004 awards will cliff vest five years after the date of grant. The holder of a restricted stock award is entitled to receive all dividends attributable to the shares.

(3)	Represents contributions made by the Company under its 401(k) plan. Mr. Wood’s 2005 All Other Compensation included a $20,000 payment related to his acceptance of employment. Mr. Barclay’s 2004 All Other Compensation included a one-time $90,000 relocation payment and a $56,250 payment related to his acceptance of employment.

(4)	The Compensation Committee provided for the granting of options for 9,000 shares to Mr. Keough in fiscal year 2005 rather than increases in base salary and bonuses under the annual cash bonus plan for fiscal year 2005 and fiscal year 2004. Such options are included in the second to last column of the above table for 2005.

Option/SAR Grants During 2005 Fiscal Year

The following table sets forth information regarding stock options granted to Named Executive Officers during the fiscal year ended September 30, 2005. The Company has not granted stock appreciation rights.

					Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term
Name	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
Bruce J Barclay	75,000	11.5%	$29.37	1/31/12	$897,000	$2,089,500
Dale R. Olseth	50,000	7.7%	$29.37	1/31/12	$598,000	$1,393,000
Steven J. Keough	53,000		$29.37	1/31/12	$633,880	$1,476,580
	6,000	9.0%	$38.51	9/19/12	$94,080	$219,240
David S. Wood	35,000	5.4%	$29.89	11/15/11	$425,950	$992,600
Philip D. Ankeny	60,000	9.2%	$29.37	1/31/12	$717,600	$1,671,600
Lise W. Duran, Ph.D.	25,000	3.8%	$29.37	1/31/12	$299,000	$696,500

(1)	Such options vest annually as to 20% of the total number of shares commencing one year after the date of grant.

Aggregated Option/SAR Exercises during 2005 Fiscal Year and Fiscal Year End Option/SAR Values

The following table provides information related to the exercise of stock options during fiscal 2005 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

			Number of Unexercised Securities Underlying Options at 9/30/05		Value of Unexercised In-the- Money Options at 9/30/05 (1)
Name	Shares Acquired on Exercise	Value Realized (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Bruce J Barclay	NA	NA	10,000	115,000	$176,900	$1,406,600
Dale R. Olseth	20,000	681,500	53,280	85,980	$1,221,402	$980,952
Steven J. Keough	NA	NA	7,000	87,000	$121,310	$980,280
David S. Wood	NA	NA	0	35,000	$0	$308,000
Philip D. Ankeny	NA	NA	7,000	78,000	$64,310	$785,640
Lise W. Duran, Ph.D.	NA	NA	35,528	34,472	$746,233	$357,153

(1)	Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of September 30, 2005 on the Nasdaq National Market was $38.69.

(2)	Value is equal to the difference between the closing price as quoted on the Nasdaq National Market on the date of exercise and the option exercise price per share multiplied by the number of shares to which the exercise relates.

Equity Compensation Plan Information

The following table provides information related to the Company’s equity compensation plans in effect as of September 30, 2005.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	1,450,535	(1)	$27.45	(1)	1,324,234	(2)
Equity compensation plans not approved by shareholders	79,400		$11.00		0
TOTAL	1,529,935		$26.60		1,324,234

(1)	Excludes shares that may be issued under the Company’s 1999 Employee Stock Purchase Plan.

(2)	Includes 1,216,450 shares available for future issuance under the 2003 Equity Incentive Plan and 107,784 shares available under the 1999 Employee Stock Purchase Plan.

Nonqualified Stock Option Plan.  The Nonqualified Stock Option Plan was adopted by the Board of Directors prior to the Company’s initial public offering in March 1998 and it was not approved by shareholders. Under the Company’s Nonqualified Stock Option Plan, 1,944,480 shares of Common Stock were reserved for issuance to outside directors, executive officers and employees. The options were granted at 100% of the fair market value. Options expire seven to ten years from the date of grant, and are exercisable at a rate of 20% per year from the date of grant or 20% per year commencing one year after the date of grant. There are approximately 79,400 shares of Common Stock to be issued upon the exercise of outstanding options, but no further options will be granted from the Nonqualified Stock Option Plan.

Restricted Stock Plan.  The Restricted Stock Plan was adopted by the Board of Directors prior to the Company’s initial public offering in March 1998, and it has not been approved by shareholders. Under the Company’s Restricted Stock Plan, 200,000 shares of Common Stock were reserved for issuance to executive officers and key employees. Under the Restricted Stock Plan, grants of restricted stock vest in full five years from the date of grant. No further stock awards will be granted from the Restricted Stock Plan.

Stock Performance Chart

The following chart compares the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return on the Nasdaq Stock Market and the Nasdaq Medical Industry Index (Medical Devices, Instruments and Supplies). The comparison assumes $100 was invested on September 30, 2000 and assumes reinvestment of dividends.

Comparison of Cumulative Total Return Among SurModics,
the Nasdaq Stock Market (U.S.) and the Nasdaq Medical Industry Index
(Medical Devices, Instruments and Supplies)

APPROVAL OF AMENDED AND RESTATED
2003 EQUITY INCENTIVE PLAN

(Proposal #3)

On December 13, 2005, the Board of Directors approved the amended and restated SurModics, Inc. 2003 Equity Incentive Plan (the “Amended 2003 Plan”), subject to approval by the Company’s shareholders. The Board believes that granting stock options, restricted stock awards and other awards to employees, officers, consultants and directors are an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals’ proprietary interest in the Company’s success and enable the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the Amended 2003 Plan.

As originally adopted, the SurModics, Inc. 2003 Equity Incentive Plan permitted stock options and restricted stock awards. The Amended 2003 Plan will also permit restricted stock units, performance share awards, performance unit awards and stock appreciation rights.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly-held company. However, certain types of compensation, including performance-based compensation, are excluded from this limit. Generally speaking, for compensation resulting from stock options and other awards to qualify as “performance-based” within the meaning of Code Section 162(m), the following conditions must be met: (i) the grant of such options and awards must be made by a compensation committee of the Board of Directors that consists solely of two or more “outside directors” as defined by Code Section 162(m), (ii) the compensation resulting from an option or stock appreciation right must be based solely on an increase in the value of the Company’s Common Stock after the date of grant, (iii) the vesting or payment of other types of awards must be conditioned on the achievement of one or more objective performance criteria, the material terms of which are approved by the shareholders, (iv) the shareholders approve the class of employees eligible to receive options and awards, and (v) the Plan must state the maximum number of shares for which such options and awards may be granted during a specified period or the maximum amount of compensation payable to any individual pursuant to an award if the performance criteria are met, and the shareholders must approve such limits. The Board of Directors believes that it is in the best interests of the Company and its shareholders to preserve the ability of the Company to deduct in full the compensation resulting from options and awards granted in the future under the Amended 2003 Plan. Therefore, the Amended 2003 Plan provides for utilizing performance-based vesting of those awards which can be designed to comply with the requirements of Code Section 162(m).

Description of Amended and Restated 2003 Equity Incentive Plan

A general description of the material features of the Amended 2003 Plan follows, but this description is qualified in its entirety by reference to the full text of the Amended 2003 Plan, a copy of which may be obtained without charge upon request to Philip D. Ankeny, the Company’s Chief Financial Officer.

General.  On December 13, 2005, the Company adopted the amended and restated 2003 Equity Incentive Plan. Under the Amended 2003 Plan, the Board or one or more Committees appointed by the Board may award nonqualified or incentive stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards or stock appreciation rights (collectively referred to as an “Award” or “Awards”) to those officers, directors, consultants and employees (the “Participants”) of the Company (including its subsidiaries and affiliates) whose performance, in the judgment of the Administrator (as defined below), can have a significant effect on the success of the Company.

Shares Available.  The total cumulative number of shares of the Company’s common stock that has been reserved for grants of Awards to Participants under the original and Amended 2003 Plan is Two Million and Four Hundred Thousand (2,400,000) shares of common stock. If any Awards granted under the Amended 2003 Plan expire or terminate prior to exercise or otherwise lapse, or if any Awards are settled in cash, the shares subject to such portion of the Award are available for subsequent grants of Awards. Further, shares of stock used to pay the exercise price under any Award or used to satisfy any tax withholding obligation attributable to any Award, whether withheld by the Company or tendered by the Participant, will continue to be reserved and available for Awards granted under the Plan.

The total number of shares and the exercise price per share of common stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

Administration and Types of Awards.  The Amended 2003 Plan may be administered by the Board or one or more Committees appointed by the Board (the “Administrator”). Any committee appointed by the Board to administer the Amended 2003 Plan shall consist of at least two “non-employee” directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). The Administrator has broad powers to administer and interpret the Amended 2003 Plan, including the authority: (i) to establish rules for the administration of the Amended 2003 Plan; (ii) to select the Participants in the Amended 2003 Plan; (iii) to determine the types of Awards to be granted and the number of shares covered by such Awards; and (iv) to set the terms and conditions of such Awards. All determinations and interpretations of the Administrator are binding on all interested parties.

Options.  Options granted under the Amended 2003 Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“I.R.C.”) or “nonqualified” stock options that do not qualify for special tax treatment under Section 422 or similar provisions of the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying common stock on the date the incentive stock option is granted. Unless otherwise determined by the Administrator, the per share exercise price for nonqualified stock options granted under the Amended 2003 Plan also will not be less than the fair market value of a share of the Company’s common stock on the date the nonqualified stock option is granted. The fair market value of the Company’s common stock was $38.43 on December 9, 2005.

The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. An incentive stock option may not be exercisable more than ten (10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, certified check or common stock of the Company valued at the stock’s then “fair market value” as defined in the Amended 2003 Plan. Each incentive option granted under the Amended 2003 Plan is nontransferable during the lifetime of the Participant. A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts. In no event shall a Participant be granted options or stock appreciation rights during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as described above; provided, however, that a share of stock subject to a stock appreciation right that is granted in tandem with an option shall count as one share against this limitation.

The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect that a Participant’s termination of employment with the Company or a subsidiary may have on the exercisability of such option. The grants of stock options under the Amended 2003 Plan are subject to the Administrator’s discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

Restricted Stock and Restricted Stock Unit Awards.  The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock award granted under the Amended 2003 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, achievement of performance criteria, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Each restricted stock unit represents the right to receive cash or shares of the Company’s Common Stock, or any combination thereof, at a future date, subject to continued employment, achievement of performance criteria, vesting or other conditions as determined by the Administrator. In no event shall a Participant be granted restricted stock awards or, to the extent payable in or measured by the value of shares of Stock, restricted stock unit awards during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as described above.

If a restricted stock award or restricted stock unit award is intended to qualify as “performance-based compensation” under Code Section 162(m), the risks of forfeiture shall lapse based on the achievement of one or more performance objectives established in writing by the Administrator in accordance with Code Section 162(m)

and the applicable regulations. Such performance objectives (the “Performance Objectives”) shall consist of any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders’ equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) economic value added, (xiii) increase in share price or earnings, (xiv) return on investment, (xv) department or business unit performance goals, (xvi) client contracting goals, (xvii) technological and business development milestones and contracting goals, (xviii) increase in market share, (xix) regulatory, clinical or commercial milestones, and (xx) quality control, in all cases including, if selected by the Administrator, threshold, target and maximum levels. Further, if the vesting of any restricted stock award or any payment or issuance of shares of Stock required by a restricted stock unit award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the vesting or issuance of all or a portion of such shares of Stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the participant’s separation from service, as such term is defined in Code Section 409A.

Because future grants of restricted stock awards and restricted stock unit awards are subject to the discretion of the Administrator, future awards to eligible Participants cannot be determined at this time.

Performance Share Awards and Performance Units Awards.  The Administrator is also authorized to grant performance share and performance unit awards. Performance share awards generally provide the Participant with the opportunity to receive shares of the Company’s Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if the certain performance criteria are achieved over specified performance periods. A performance share award or performance unit award may not be transferred by a Participant except by will or the laws of descent and distribution. To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted performance awards during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock.

If a performance award is intended to qualify as “performance-based compensation” under Code Section 162(m), the risks of forfeiture shall lapse based on the achievement of one or more of the Performance Objectives. Further, if any payment or issuance of shares of Stock required by a performance award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the issuance of all or a portion of such shares of Stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the participant’s separation from service, as such term is defined in Code Section 409A.

The grants of performance share and performance unit awards under the Amended 2003 Plan are subject to the Administrator’s discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

Stock Appreciation Rights.  A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company’s Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by a Participant except by will or the laws of descent and distribution. In no event shall a participant be granted options or stock appreciation rights during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as described above; provided, however, that a share of stock subject to a stock appreciation right that is granted in tandem with an option shall count as one share against this limitation. Because the grants of stock appreciation rights under the Amended 2003 Plan are subject to the Administrator’s discretion, future grants to eligible Participants cannot be determined at this time.

Amendment.  The Board of Directors may terminate or amend the Amended 2003 Plan, except that the terms of Award agreements then outstanding may not be adversely affected without the consent of the Participant. The Board of Directors may not amend the Amended 2003 Plan to materially increase the total number of shares of common stock available for issuance under the Amended 2003 Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the Amended 2003 Plan without the approval of the Company’s shareholders if such approval is required to comply with the I.R.C. or other applicable laws or regulations.

Federal Income Tax Matters

Options.  “Nonqualified” stock options granted under the Amended 2003 Plan are not intended to and do not qualify for favorable tax treatment available to “incentive” stock options under I.R.C. Section 422. Generally, no income is taxable to the Participant (and the Company is not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

“Incentive” stock options granted pursuant to the Amended 2003 Plan are intended to qualify for favorable tax treatment to the Participant under Code Section 422. Under Code Section 422, a Participant realizes no taxable income when the incentive stock option is granted. If the Participant has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the Participant will realize no taxable income when the option is exercised. If the Participant does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the Participant may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option, but may be required to comply with applicable withholding requirements. If the Participant should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the Participant will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company’s common stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the Participant as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

Restricted Stock Awards.  Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the Participant makes a “Section 83(b)” election, the Participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. Unless limited by Code Section 162(m), the Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Unit Awards.  A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or cash received in the year that the restricted stock units vest. Unless limited by Code Section 162(m), the Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Share and Performance Unit Awards.  A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the Participant receives payment. Unless limited by Code Section 162(m), the Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.  Generally, a Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. Unless limited by Code Section 162(m), the Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Plan Benefits

The table below shows the total number of shares of Awards that have been granted under the current Plan as of December 9, 2005 to the named executive officers and the groups set forth, without taking into account exercises or cancellations. Future grants of Awards under the Amended 2003 Plan are subject to the discretion of the Administrator. Accordingly, the future benefits that may be received by these individuals and groups under the Amended 2003 Plan cannot be determined at this time.

Name and Position/Group	Total Number of Options Received	Total Number of Restricted Stock Awards Received
Bruce J Barclay President and Chief Executive Officer	125,000	40,000
Dale R. Olseth Executive Chairman and former Chief Executive Officer	95,000	0
Philip D. Ankeny Chief Financial Officer and Vice President, Business Development	85,000	10,000
Lise W. Duran Vice President and General Manager, Regenerative Technologies	38,000	0
Steve J. Keough Vice President, General Manager, Orthopedics and Chief Intellectual Property Counsel	94,000	10,000
David S. Wood Vice President and General Manager, Drug Delivery	35,000	7,000
All Current Executive Officers as a Group (12 persons)	763,500	87,000
All Current Directors who are not Executive Officers as a Group (7 persons)	109,000	0
Each other person who received or is to receive 5% of such Awards
All Employees who are not Executive Officers as a Group	334,350	11,500

Vote Required

The Board of Directors recommends that the shareholders approve the Amended 2003 Plan. Under applicable Minnesota law, approval of the Amended 2003 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on this Proposal #3, but not less than the affirmative vote of 4,636,460 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10 percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2005, all Section 16(a) filing requirements applicable to Insiders were complied with, except that Kendrick B. Melrose filed one Form 4 reporting two transactions one day late and Steven J. Keough filed one Form 4 reporting one transaction three days late.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD rules.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Gerald B. Fischer, Chairman
Kenneth H. Keller, Ph.D.
David A. Koch

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has acted as the Company’s independent auditors for the past two fiscal years ended September 30, 2004 and September 30, 2005, and it is expected that at an Audit Committee meeting to be held prior to the Annual Meeting, such firm will be formally selected by the Audit Committee to serve as the Company’s independent auditors for the current fiscal year ending September 30, 2006. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company’s shareholders.

Audit Fees.  The aggregate fees billed by Deloitte & Touche LLP for professional services rendered in connection with the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Forms 10-Q for fiscal years 2005 and 2004 were $189,214 and $110,914, respectively.

Audit-Related fees.  The aggregate fees billed by Deloitte & Touche LLP for audit-related services rendered to the Company during fiscal years 2005 and 2004 were $47,125 and $8,750, respectively. The fees in 2005 were associated with due diligence and accounting consultations related to the Company’s merger with InnoRx, Inc. The fees in 2004 were associated with the audit of the financial statements of the SurModics, Inc. 401(k) Plan and Trust.

Tax Fees.  The aggregate fees billed by Deloitte & Touche LLP for tax-related services (tax compliance, tax planning, and tax advice) in fiscal years 2005 and 2004 were $0 and $104,100 respectively.

All Other Fees.  Deloitte & Touche LLP did not bill any other fees in fiscal years 2005 or 2004.

The Company’s Audit Committee pre-approved all of the services described in each of the items above. In addition the Audit Committee considered whether provision of the above non-audit services was compatible with maintaining Deloitte & Touche LLP’s independence and determined that such services did not adversely affect Deloitte & Touche LLP’s independence. However, the Audit Committee approved the appointment of PricewaterhouseCoopers LLC to provide tax-related services in fiscal 2005 to avoid any questions of independence in the future.

Pre-Approval Policies and Procedures

Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. A pre-approval policy was approved by the Audit Committee on October 25, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee or the Chairman of the Audit Committee. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

OTHER BUSINESS

Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2007 annual meeting of shareholders must be received by the Company by August 18, 2006, to be considered for inclusion in the Company’s Proxy Statement and related Proxy for the 2007 annual meeting.

Also, if a shareholder proposal intended to be presented at the 2007 Annual Meeting but not included in the Company’s Proxy Statement and Proxy is received by the Company after October 27, 2006, then management named in the Company’s Proxy for the 2007 Annual Meeting will have discretionary authority to vote shares represented by such Proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy materials.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders, including its Annual Report on Form 10-K containing financial statements for the fiscal year ended September 30, 2005, accompanies this Notice of Meeting and Proxy Statement. No part of the Annual Report, including any portion of the Annual Report on Form 10-K, is incorporated herein and no part thereof is to be considered proxy soliciting material.

EXHIBITS TO FORM 10-K

The Company will furnish to each person whose Proxy is being solicited, upon written request of any such person, a copy of any exhibit described in the exhibit list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Mr. Philip D. Ankeny, Chief Financial Officer, at the Company’s principal address.

BY ORDER OF THE BOARD OF DIRECTORS

Dale R. Olseth
Executive Chairman

Dated: December 16, 2005
Eden Prairie, Minnesota

SURMODICS, INC.

2003 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED DECEMBER 13, 2005)

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)        “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

(b)        “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)        “Award” shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

(d)        “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(d), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(e)        The “Company” shall mean SurModics, Inc., a Minnesota corporation.

(f)        “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(g)       The “Internal Revenue Code” or “Code” is the Internal Revenue Code of 1986, as amended from time to time.

(h)       “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

(i)        “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(j)        The “Participant” means (i) a key employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

(k)       “Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

(l)        “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders’ equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) economic value added, (xiii) increase in share price or earnings, (xiv) return on investment, (xv) department or business unit performance goals, (xvi) client contracting goals, (xvii) technological and business development milestones and contracting goals, (xviii) increase in market share, (xix) regulatory, clinical or commercial milestones, and (xx) quality control, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

(m)      “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(n)       “Performance Share” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(o)       “Performance Unit” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(p)       The “Plan” means the SurModics, Inc. 2003 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(q)       “Restricted Stock Award” or “Restricted Stock Unit Award” shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 11 hereof.

(r)        “Stock,” “Option Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 14) reserved for Options and Awards pursuant to this Plan.

(s)        “Stock Appreciation Right” shall mean a grant pursuant to Section 13 hereof.

(t)        A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company’s outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of “nonqualified stock options” pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any Awards be granted prior to the date this Plan is approved by the shareholders of the Company.

SECTION 3.

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom Awards, including incentive stock options shall be granted under this Plan. The Administrator may grant additional Awards, including incentive stock options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

Notwithstanding anything in the Plan to the contrary, the following limits will apply to Awards granted under the Plan:

(a)       In no event shall a Participant be granted Options or Stock Appreciation Rights during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as provided in Section 14; provided, however, that a share of Stock subject to a Stock Appreciation Right that is granted in tandem with an Option shall count as one share against this limitation.

(b)       In no event shall a Participant be granted Restricted Stock Awards or, to the extent payable in or measured by the value of shares of Stock, Restricted Stock Unit Awards during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as provided in Section 14.

(c)       To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as provided in Section 14.

SECTION 6.

STOCK

The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Two Million Four Hundred Thousand (2,400,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 14 of the Plan; and provided, further, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Stock used to pay the exercise price under any Award, (v) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.

DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8.

PAYMENT

Participants may pay for shares upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock, or any combination thereof. Any stock so tendered as part of such payment shall be valued at such stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time as may be required by generally accepted accounting principles.

With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)       Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(d), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)       Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(d), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)        Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

(d)       No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(e)       Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with

Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f)        Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)       Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

(b)       Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)        Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

(d)       No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(e)       Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f)        Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement,” as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

(a)        Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

(b)        Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted

Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

(c)        Issuance of Shares; Rights as Shareholder.

(i)        With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(ii)         With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)        Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed or to permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock or restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f)         Nontransferability. No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

(g)       Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company’s income tax deduction with respect to the vesting of any Restricted Stock Award or any payment or issuance of shares of Stock required by a Restricted Stock Unit Award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the vesting or issuance of all or a portion of such shares of Stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the Participant’s separation from service, as such term is defined in Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(h)       Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)       Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)       Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

(i)        the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)       one or more Performance Objectives established by the Administrator;

(iii)       the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)       the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)       the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c)       Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)       Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e)       No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a

Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(f)        Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company’s income tax deduction with respect to any payment or issuance of shares of Stock required by a Performance Award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the issuance of all or a portion of such shares of Stock, as the case may be, until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the Participant’s separation from service, as such term is defined in Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)       Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the “Stock Appreciation Right Agreement”). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

(a)       Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)       Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation

Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)       Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)       Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

(e)       No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(f)        Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.

RECAPITALIZATION, SALE, MERGER, EXCHANGE

OR LIQUIDATION

In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the agreement evidencing an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

(a)        the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

(b)        the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

(c)        that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(d)        that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(e)        the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

(f)        the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

(g)       the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such transaction.

The Board may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.

INVESTMENT PURPOSE

No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

(a)       In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)       In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

(c)       In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

SECTION 16.

AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.

NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

SURMODICS, INC. C/O AMERICAN STOCK TRANSFER 6201 15TH AVENUE 3RD FLOOR BROOKLYN, NY 11219	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SurModics, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SRMDC1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

SURMODICS, INC.

The Board of Directors recommends that you vote FOR each proposal below.

Vote on Directors 2. Elect Class I directors:	1 — Bruce J Barclay 2 — José H. Bedoya 3 — John A. Meslow	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the name(s) of the nominee(s) on the line below. _________________________________

Vote on Proposals		For	Against	Abstain
1.	Set the number of directors at nine (9).

3.	To approve amendment and restatement of the Company’s 2003 Equity Incentive Plan to provide for additional forms of awards under the Plan.

        This Proxy also authorizes the Proxies to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

PLEASE DATE AND SIGN BELOW exactly as name appears at the right indicating, where appropriate, official position or representative capacity For stock held in joint tenancy, each joint tenant should sign.

	Yes	No
HOUSEHOLDING ELECTION — Please indicate if you consent to receive certain future investor communications in a single package per household.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SURMODICS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On

January 30, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints BRUCE J BARCLAY and PHILIP D. ANKENY, and each of them, with full power of substitution, as Proxies to represent and vote, as designated on the reverse, all shares of Common Stock of SurModics, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, at 4:00 p.m. (Minneapolis time) on January 30, 2006, and at any adjournment thereof, and the undersigned hereby revokes all Proxies previously given with respect to the meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

DETACH ABOVE AND RETURN USING THE ENVELOPE PROVIDED.